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                                                                    Exhibit 10.8


                         CHICAGO TITLE AND TRUST COMPANY
                           QUALITY BUSINESS MANAGEMENT
                                 INCENTIVE PLAN

                            Effective January 1, 1996

1. Establishment of Plan. The Chicago Title and Trust Company Quality Business Management Program (Plan), an unfunded incentive compensation plan, is hereby established effective January 1, 1996 by Chicago Title and Trust Company (Company) for certain senior corporate officers of itself and its corporate title insurance affiliates effective January 1, 1996.

2. Affiliated Companies. The Company may, at its option, authorize and designate any of its affiliated title insurance corporations to participate in the Plan and, in that event, any such corporation shall execute a written statement of adoption, consenting to the terms and conditions of the Plan. Each participating company (including the Company) shall be referred to as an "Employer" hereunder.

3. Eligibility. The Plan is intended to benefit select senior corporate officers of Employers who are able to contribute to acquisition and maintenance of quality title insurance business for the Company and its title insurance affiliates. The President of the Company shall nominate, in his sole discretion, those persons who shall be eligible to participate in the Plan and such nominations shall be subject to the approval of the Personnel Committee (Committee) of the Board of Directors of the Company. The eligibility of the President for Plan participation shall be authorized by the Committee. In general, eligibility decisions shall be made by the end of a Policy Year.

4.    Performance Cycles - Commencement of Participation.

      A. The Plan covers one or more four (4) year Performance Cycles covering one full calendar year of policy issuance (a Policy Year) followed by three (3) years of claims development for that Policy Year. The first performance cycle shall commence with the 1996 Policy Year.

            The initiation of any additional Cycles for Policy years 1997 or thereafter and the commencement, delay and duration of Cycles in general shall be discretionary matters with the Committee.

      B. Except with the approval of the President, an eligible employee shall commence Plan participation and enter a performance cycle not later than after the close of a Policy Year.

5.    Definitions. The following definitions shall be used in this Plan:

      A.    "Company" means Chicago Title and Trust Company.
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      B.    "Employee" means an active employee with the Company or an Employer or an employee who is a retiree of such entity.

      C. "Performance Cycle" means a four year period covering a Policy Year plus a three year Withholding Period.

      D. "Policy Year" means a calendar year during which title insurance policies are issued by the Company's title insurance affiliates, which policies are then tracked for three (3) year's claims experience to determine the gain or loss to a participant under this Plan.

      E. "Withholding" refers to the Company's retention for Plan purposes of a portion of a participant's annual short-term incentive payment for the calendar year of service mirroring the Policy Year.

      F. "Withholding Period" means the three calendar year following the end of a Policy Year.

6.    Withholding Procedures.

      A. Following the completion of a Policy Year, the Company will withhold a predetermined percentage of the annual short-term incentive payment which would otherwise be payable to a participant as earned short-term incentive for that year, to be retained under the Plan and subjected to increase or decrease based on title insurance claims experience for the subject Policy Year.

      B. Thus, for Policy Year 1996 Withholding procedures shall apply to participants' for short term annual incentive payments made in the first quarter of 1997 for 1996 performance.

      C. All withheld amounts shall not be deemed earned by a participant until the time for distribution in accordance with the terms and conditions of this Plan.

      D. The normal withholding amounts shall be 20% of annual incentive. In the event Withholding for a participant does not exceed $5,000 for a Policy Year, an assumed Withholding amount of $5,000 will be used to determine the maximum amount of incentive payable under Section 7C below.

      E. Individual incentive awards are based on an individual participant's percentage of Withholding to the entire Withholding pool for all participants.

7.    Incentive Calculations.

      A. In making incentive calculations, the following additional definitions shall apply:

            o     "Gross Provisional Revenue" means the number provided by the risk management department and used for determining title insurance loss provisions for the Company.

            o     "Claims" means all title insurance claims filed or expected to be filed within a Policy Year, and the three years thereafter, including expensed claims and mega-buck claims as charged to Division/Regional Managers results for a Policy Year.

            o     "Annual Loss Ratio" means the quotient of projected Claims for the Policy Year (plus three years) divided by Gross Provisional Revenue.

      B.    The incentive payable is determined as follows:

            o take 160% of Claims incurred during the Policy Year plus three years;

            o compare the Claims as projected with the corporate loss provision (Gross Provisional Revenue) or Annual Loss Ratio and if claims are 115% of claims provision, no withhold amounts shall be returned.

            o for each 1% that the percentage is less than (or exceeds) 100%, credit (or charge) are increment (or decrement) of 6 2/3% to the holdback amount at risk for the policy year.

      C.    An incentive maximum of 2 times the withheld amount shall apply.

      D. Following the adjustment of the withheld amount based on performance, the amount to be distributed is increased by a total interest factor of 20%.

8. Payout of Benefits - Limitations. The distribution of benefits in 2000 for Policy Year 1996 and any subsequent distributions for later Policy Years shall be governed by the following provisions:

      A. The distribution of withheld amounts shall be made in cash, less applicable taxes, as soon as administratively convenient after audited results are available at the end of the three (3) years claims development period.

      B. Select examples of payment procedures may be set forth as Exhibits from time to time at the Company's discretion.

      C. The Company shall have the right to deduct from all Plan distributions paid in cash any taxes required by law to be withheld with respect to such payments.

      D. Plan benefits shall not be assigned or transferred by a participant without the prior written consent of the Company.

9. Plan Administration. The Company shall be responsible for administering the Plan and all decisions as to participation, levels of responsibility and other matters made by the Company, the Vice Chairman, the Committee or other persons involved in


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

      the administration of the Plan shall be final. A statement of account to plan participants will be distributed at least once a year.

10. Not Contract of Employment. Nothing in this Plan shall be construed as providing to a participant any contractual right to continued employment or any special rights with respect to employment with an Employer.

11. No Accrued Benefit. The Company intends that the subject Plan be subject at all times to final results of claims performance determinations at the end of a performance cycle and that payments be earned at that time. Consequently, except as specifically provided in this Agreement, there shall be no accrual of benefits or pro-rata entitlement prior to the actual date of payment.

12. Plan Amendment - Termination. The Company reserves the right to amend or terminate this Plan at any time.

13. Early Distribution. In the event of death, permanent and total disability or retirement of a participant, Plan participation shall continue and any payments due will be paid in the regular course of plan administration to an appropriate payee.


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

                                                              Draft 5 - 03/10/97

                         CHICAGO TITLE AND TRUST COMPANY
                           QUALITY BUSINESS MANAGEMENT
                                 INCENTIVE PLAN

                            Effective January 1, 1996

1. Establishment of Plan. The Chicago Title and Trust Company Quality Business Management Program (Plan), an unfunded incentive compensation plan, is hereby established effective January 1, 1996 by Chicago Title and Trust Company (Company) for certain senior corporate officers of itself and its corporate title insurance affiliates effective January 1, 1996.

2. Affiliated Companies. The Company may, at its option, authorize and designate any of its affiliated title insurance corporations to participate in the Plan and, in that event, any such corporation shall execute a written statement of adoption, consenting to the terms and conditions of the Plan. Each participating company (including the Company) shall be referred to as an "Employer" hereunder.

3. Eligibility. The Plan is intended to benefit select senior corporate officers of Employers who are able to contribute to acquisition and maintenance of quality title insurance business for the Company and its title insurance affiliates. The President of the Company shall nominate, in his sole discretion, those persons who shall be eligible to participate in the Plan and such nominations shall be subject to the approval of the Personnel Committee (Committee) of the Board of Directors of the Company. The eligibility of the President for Plan participation shall be authorized by the Committee. In general, eligibility decisions shall be made by the end of a Policy Year.

4.    Performance Cycles - Commencement of Participation.

      A. The Plan covers one or more four (4) year Performance Cycles covering one full calendar year of policy issuance (a Policy Year) followed by three (3) years of claims development for that Policy Year. The first performance cycle shall commence with the 1996 Policy Year.

            The initiation of any additional Cycles for Policy years 1997 or thereafter and the commencement, delay and duration of Cycles in general shall be discretionary matters with the Committee.

      B. Except with the approval of the President, an eligible employee shall commence Plan participation and enter a performance cycle not later than after the close of a Policy Year.

5.    Definitions. The following definitions shall be used in this Plan:

      A.    "Company" means Chicago Title and Trust Company.

      B. "Employee" means an active employee with the Company or an Employer or an employee who is a retiree of such entity.

      C. "Performance Cycle" means a four year period covering a Policy Year plus a three year Withholding Period.

      D. "Policy Year" means a calendar year during which title insurance policies are issued by the Company's title insurance affiliates, which policies are then tracked for three (3) year's claims experience to determine the gain or loss to a participant under this Plan.

      E. "Withholding" refers to the Company's retention for Plan purposes of a portion of a participant's annual short-term incentive payment for the calendar year of service mirroring the Policy Year.

      F. "Withholding Period" means the three calendar year following the end of a Policy Year.

6.    Withholding Procedures.

      A. Following the completion of a Policy Year, the Company will withhold a predetermined percentage of the annual short-term incentive payment which would otherwise be payable to a participant as earned short-term incentive for that year, to be retained under the Plan and subjected to increase or decrease based on title insurance claims experience for the subject Policy Year.

      B. Thus, for Policy Year 1996 Withholding procedures shall apply to participants' for short-term annual incentive payments made in the first quarter of 1997 for 1996 performance.

      C. All withheld amounts shall not be deemed earned by a participant until the time for distribution in accordance with the terms and conditions of this Plan.

      D. The normal withholding amounts shall be 20% of annual incentive. In the event Withholding for a participant does not exceed $5,000 for a Policy Year, an assumed Withholding amount of $5,000 will be used to determine the maximum amount of incentive payable under Section 7C below.

      E. Individual incentive awards are based on an individual participant's percentage of Withholding to the entire Withholding pool for all participants.

7.    Incentive Calculations.

      A. In making incentive calculations, the following additional definitions shall apply:

            o     "Gross Provisional Revenue" means the number provided by the risk management department and used for determining title insurance loss provisions for the Company.

            o     "Claims" means all title insurance claims filed or expected to be filed within a Policy Year, and the three years thereafter, including expensed claims and mega-buck claims as charged to Division/Regional Managers results for a Policy Year.

            o     "Annual Loss Ratio" means the quotient of projected Claims for the Policy Year (plus three years) divided by Gross Provisional Revenue.

      B.    The incentive payable is determined as follows:

            o take 160% of Claims incurred during the Policy Year plus three years;

            o compare the Claims as projected with the corporate loss provision (Gross Provisional Revenue) or Annual Loss Ratio and if claims are 115% of claims provision, no withhold amounts shall be returned.

            o for each 1% that the percentage is less than (or exceeds) 100%, credit (or charge) are increment (or decrement) of 6 2/3% to the holdback amount at risk for the policy year.

      C.    An incentive maximum of 2 times the withheld amount shall apply.

      D. Following the adjustment of the withheld amount based on performance, the amount to be distributed is increased by a total interest factor of 20%.

8. Payout of Benefits - Limitations. The distribution of benefits in 2000 for Policy Year 1996 and any subsequent distributions for later Policy Years shall be governed by the following provisions:

      A. The distribution of withheld amounts shall be made in cash, less applicable taxes, as soon as administratively convenient after audited results are available at the end of the three (3) years claims development period.

      B. Select examples of payment procedures may be set forth as Exhibits from time to time at the Company's discretion.

      C. The Company shall have the right to deduct from all Plan distributions paid in cash any taxes required by law to be withheld with respect to such payments.

      D. Plan benefits shall not be assigned or transferred by a participant without the prior written consent of the Company.

9. Plan Administration. The Company shall be responsible for administering the Plan and all decisions as to participation, levels of responsibility and other matters made by the Company, the Vice Chairman, the Committee or other persons involved in the administration of the Plan shall be final. A statement of account to plan participants will be distributed at least once a year.

10. Not Contract of Employment. Nothing in this Plan shall be construed as providing to a participant any contractual right to continued employment or any special rights with respect to employment with an Employer.

11. No Accrued Benefit. The Company intends that the subject Plan be subject at all times to final results of claims performance determinations at the end of a performance cycle and that payments be earned at that time. Consequently, except as specifically provided in this Agreement, there shall be no accrual of benefits or pro-rata entitlement prior to the actual date of payment.

12. Plan Amendment - Termination. The Company reserves the right to amend or terminate this Plan at any time.

13. Early Distribution. In the event of death, permanent and total disability or retirement of a participant, Plan participation shall continue and any payments due will be paid in the regular course of plan administration to an appropriate payee.